Rule 497(d)

                                     FT 500

              Supplement to the Prospectus dated January 17, 2001

Notwithstanding  anything  to the  contrary  in the  Prospectus,  all  shares of
Williams Communications Group, Inc. ("WCG") have been removed from the portfolios of Energy Portfolio, Series 9 and Energy Select Portfolio, Series 9 for certain of the reasons enumerated in the section entitled "Removing the Securities from a Trust" in the Prospectus.

During the initial offering period, unit holders of other unit investment trusts having a similar strategy as the Trust or Trusts in the Prospectus may utilize their termination proceeds to purchase Units of the Trust or Trusts at the reduced sales charge applicable to investors purchasing Units using redemption or termination proceeds from First Trust unit investment trusts. In addition, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.

July 13, 2001